Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             5.8344%


        Excess Protection Level
          3 Month Average  4.35%
          January, 1997  3.67%
          December, 1996  4.75%
          November, 1996  4.63%


        Cash Yield                                  17.09%


        Investor Charge Offs                        4.81%


        Base Rate                                   8.61%


        Over 35 Day Delinquency                     4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,245,155,116.27